45th Edison Electric Institute Financial Conference

October 31, 2010 – November 3, 2010

Entergy

Caution Regarding Forward-Looking Statements and Reg G Compliance

In this presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in: (i) Entergy's Form 10-K for the year ended December 31, 2009, (ii) Entergy's Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010, and (iii) Entergy's other reports and filings made under the Securities Exchange Act of 1934, (b) uncertainties associated with rate proceedings, formula rate plans and other cost recovery mechanisms, (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs, (d) nuclear operating and regulatory risks, and (e) legislative and regulatory actions, and conditions in commodity and capital markets during the periods covered by the forward-looking statements, in addition to other factors described elsewhere in this presentation and in subsequent securities filings.

This presentation includes the non-GAAP measures of operational earnings per share, operational return on equity, adjusted EBITDA, debt to capital excluding securitization debt, and gross liquidity when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. These reconciliations can be found on slides 27, 54 and 58-62. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

Discussion Outline

Entergy Overview

Entergy Wholesale Commodities Valuable Option

Utility Growth Proposition

Financial Strategy

Financial Outlook

Entergy's Integrated Business

Entergy's Legacy Positions

Entergy's Businesses

- 30,000 MW electric generating capacity
- 2nd largest U.S. nuclear generator
- 2.7 million customers
- Over $10 billion revenues
- ~15,000 employees

Entergy Wholesale Commodities

▲ 6 nuclear units owned at 5 sites (4,998 MW)
△ 1 nuclear plant managed (800 MW)
○ Non-nuclear wholesale capacity (~1,350 MW[1])



Utility

- 6 vertically integrated electric utilities (5 retail regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- 22,000 MW of generating capacity
- More than 15,500 miles of high-voltage transmission lines

Entergy's Business Model



Supply / Demand Environment
Fuel Prices
Credit Markets
Climate / Weather Data
Legislation / Regulation
Market Environment
Capital Markets
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Driven by:
Markets
Skills
Scale
Scope
Positions
Portfolio Management
Operational Excellence
Long Positions
Structured Contracts
Asset Development / Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict Risk Limits
Produce Products / Services
Achieve Productivity
Manage Relationships
Competitor / Industry Standards

[1] *Includes 335 MW for the owned share of the Harrison County plant, for which a sale agreement has been signed; transaction targeted to close by end of 2010 subject to obtaining necessary approvals*

Taken Many Paths, But One Guiding Strategy



98
00
02
04
06
08
10
Regulated Businesses
Customer Care, Reliability, Storm Response / Recovery
Transition to Competition
TTC – TX & AR
TTC TX
Legis. Clarity
Transco / RTO
ICT (Transmission)
Post ICT?
Supply Plan / Portfolio Transformation Strategy
Wholesale Commodities Businesses
Divest to Invest
Gas Strategy
Entergy-Koch
Entergy Power Mktg.
Wholesale / Pwr. Development
Performance and Restructuring Focus
TX Competitive Retail
Entergy Nuclear
Spin-off
EWC
Internal
Renewal
Productivity Improvements
Financial Flexibility
Capital Return to Shareholders
Sustainability
Environmental Consciousness
Low-Income Initiatives
Safety

What's Worked and What Hasn't

	90's Strategy	The Next Decade
Buy / Merge	1993 – Gulf States Utilities	Still own today (separated LA and TX jurisdictions in 2007)
Build / Buy	1996 – Started trading (gas, power)	2001 – JV with Koch Industries 2004 – Sold for $55M gain
Buy	1996 – CitiPower	1998 – Sold for $19M gain
Buy	1997 – London Electricity	1998 – Sold for $247M gain
Buy	1996 – 1998 – 29 security companies	1999 – Sold for $6M gain
Build	1998 – Saltend, Damhead Creek, etc.	2001 – Sold Saltend for $57M gain 2002 – Sold Damhead Creek for $31M gain[1]
Buy	1999 – 36 turbines	2001 – 2002 – Cancelled / Sold turbines for $116M loss
Buy	1999 – 2007 – 6 nuclear units	Invest and operate – Attempted spin-off

[1] *Following $36M after-tax write-off of equity investment in the project in 1Q 2002*

Results: Tripled Earnings and Delivered Industry-Leading Shareholder Return

Entergy Operational EPS
1999 – 2009 (after-tax)


7
6
5
4
3
2
1
0
-1
As-Reported
Entergy-Koch JV
Entergy Nuclear
Non-Nuclear Whole-sale
Utility / Parent / Other
99 00 01 02 03 04 05 06 07 08 09

Capital Return
10/30/1998 – 10/22/2010; %

Assumes $100 invested at closing price on 10/30/1998[1]


600
500
400
300
200
100
0
Entergy
S&P Electric
S&P 500
98 99 00 01 02 03 04 05 06 07 08 09

[1] *New CEO named; Board turns company back over to management*

Discussion Outline

Entergy Overview

Entergy Wholesale Commodities Valuable Option

Utility Growth Proposition

Financial Strategy

Financial Outlook

EWC – Managing a Valuable Option

Entergy Wholesale Commodities (EWC)



6 non-utility nuclear units owned at 5 sites (4,998 MW)
1 nuclear plant managed (800 MW)
~1,350 MW[1] non-nuclear wholesale assets capacity owned

EWC Highlights

- Operates with high capacity factors in attractive regions with clearly defined energy and capacity markets
- Strong operational track record
- Well-defined, demonstrated, and executed hedging limits and track record
- Offers a valuable option on the potential positive effects of an economic rebound, new environmental legislation and / or regulation over the longer term
- Diversifies Entergy's geographic positioning and mitigates storm-related risk, given northeastern concentration

[1] *Includes 335 MW for the owned share of the Harrison County plant, for which a sale agreement has been signed; transaction targeted to close by end of 2010 subject to obtaining necessary approvals*

EWC's Nuclear Portfolio – Low Cost Assets in Attractive Markets

EWC Nuclear Fleet

- ☆ Non-utility nuclear owned capacity: 4,998 MW
- Non-nuclear wholesale assets owned capacity: 1,353 MW[2]
- Total owned capacity: 6,351 MW
- ★ Non-utility nuclear management services contract: 800 MW

Palisades – 798 MW
Acquired April 2007
Licensed Through: March 2031
Power Market: Midwest ISO

FitzPatrick – 838 MW
Acquired November 2000
Licensed Through: October 2034
Power Market: NYISO Zone A[1]

Vermont Yankee – 605 MW
Acquired July 2002
Licensed Through: March 2012
Power Market: ISO-NE Mass Hub

Pilgrim – 688 MW
Acquired July 1999
Licensed Through: June 2012
Power Market: ISO-NE Mass Hub

Cooper – 800 MW
Contracted September 2003
Contract Renewed February 2010

Indian Point, Unit 2 – 1,028 MW
Acquired September 2001
Licensed Through: September 2013
Power Market: NYISO Zone G[1]

Indian Point, Unit 3 – 1,041 MW
Acquired November 2000
Licensed Through: December 2015
Power Market: NYISO Zone G[1]



- New England Independent System Operator "ISO-NE" control area
- New York Independent System Operator "NYISO" control area
- Midwest Independent System Operator "MISO" control area

[1] Represents nearest liquid trading hub; physically located in NYISO Zone C for FitzPatrick and NYISO Zone H for Indian Point

[2] Includes 335 MW for the owned share of the Harrison County plant, for which a sale agreement has been signed; transaction targeted to close by end of 2010 subject to obtaining necessary approvals

EWC'S Non-Nuclear Wholesale Assets

EWC Non-Nuclear Wholesale Assets



Top of Iowa – 40 MW (Total 80 MW)
Ownership Interest: 50%
Fuel Type Technology: Wind
NERC Region: MAPP

White Deer – 40 MW (Total 80 MW)
Ownership Interest: 50%
Fuel Type Technology: Wind
NERC Region: SPP

Independence Unit 2 – 121 MW (Total 842 MW)
Ownership Interest: 14%
Fuel Type Technology: Coal
NERC Region: SERC

Ritchie Unit 2 – 544 MW (Total 544 MW)
Ownership Interest: 100%
Fuel Type Technology: Gas / Oil
NERC Region: SERC

Harrison County – 335 MW (Total 550 MW)
Ownership Interest: 61%
Fuel Type Technology: Combined Cycle
NERC Region: SPP

Nelson 6 (PPA) – 60 MW (Total 550 MW)
Ownership Interest: 11%
Fuel Type Technology: Coal
NERC Region: SERC

RS Cogen – 213 MW (Total 425 MW)
Ownership Interest: 50%
Fuel Type Technology: CCGT Cogen
NERC Region: SERC

~1,350 MW[1] non-nuclear wholesale assets capacity owned

[1] *Includes 335 MW for the owned share of the Harrison County plant, for which a sale agreement has been signed; transaction targeted to close by end of 2010 subject to obtaining necessary approvals*

Strong Operational Track Record

Recent Operational Accomplishments

Indian Point Units 2 & 3



- ✓ IP2: Record for highest generation for a cycle (99.1% online, 2008 – 2010)
- ✓ IP3: New run record for Westinghouse 4 loop plants (678 days, 2007 – 2009)

Vermont Yankee



- ✓ Second longest run (532 days, 2008 – 2010)
- ✓ Highest generation in a year (100.3% capacity factor, 2009)
- ✓ 4.5 years with only 1 trip

J.A. FitzPatrick



- ✓ Entered a refueling outage after its longest run of 702 days
- ✓ Plant's first breaker to breaker run
- ✓ 7th longest run in U.S. history for Boiling Water Reactors

Palisades



- ✓ Second longest run (418 days, 2009 – 2010)
- ✓ Best refueling outage electric generation production (2009)

Pilgrim



- ✓ Currently online over 528 consecutive days and counting[1]
- ✓ Longest run ever

Cooper



- ✓ Currently online over 348 days[1] – longest run ever
- ✓ 15 yr. extension of services agreement based on significant regulatory and operational performance improvement since 2003

[1] *As of 10/27/2010*

Top Priority: License Renewal of EWC Nuclear Fleet

License Renewal – NRC

Unit	Filed	Expiration	NRC Status
Palisades	Approved	3/24/2031	Issued 1/2007
FitzPatrick	Approved	10/17/2034	Issued 9/2008
Pilgrim	Yes	6/8/2012	ASLB Hearing
Vermont Yankee	Yes	3/21/2012	ASLB Denied NEC Motion
Indian Point 2	Yes	9/28/2013	In Progress
Indian Point 3	Yes	12/15/2015	In Progress

✓ License renewals are granted based on safety and environmental reviews
- Strong safety scores
- 90 INPO Index for the fleet
- Experts tapped in environmental matters

New York and Vermont Status

Vermont

Under Vermont law, Vermont Public Service Board will need to issue a new certificate of public good for post-2012 operations

✓ In July 2010, the Public Oversight Panel reaffirmed an earlier report that Vermont Yankee could operate reliably for two decades if key concerns are addressed

- Legislative session begins in Jan. 2011

New York

Water Quality Certification (or waiver) is potentially required as a supporting document to the NRC's license renewal decision

✓ Pre-trial hearing for Water Quality Certification (WQC) completed

✓ Initial briefs on legal issues / parties filed 9/24/2010; reply briefs 10/29/2010

- Potential hearings no earlier than mid-2011

Pilgrim and Vermont Yankee in Final Stages of NRC License Renewal Process

License Renewal Status – Nuclear Regulatory Commission

Pilgrim	• NRC ruling denying intervenor's request to disqualify one of the Atomic Safety and Licensing Board panel judges cleared the way for establishing a procedural schedule to address the remaining contention remanded for hearing on Severe Accident Mitigation Alternative analysis • ASLB hearing on remand expected to begin by end of first quarter 2011 • NRC Staff is seeking additional information on certain aging management programs, which is expected to result in supplement to Safety Evaluation Report (originally issued in 2007)
Vermont Yankee	• ASLB denied New England Coalition's new contention on electrical cable aging management • NRC Staff issued a positive report on its audit of Vermont Yankee's license renewal application • NRC Staff is seeking additional information on certain aging management programs, which is expected to result in supplement to Safety Evaluation Report (originally issued in 2008)
Indian Point 2 & 3	• NRC Staff issued final Safety Evaluation Report in 2009 • NRC Staff currently estimates that the final Supplemental Environmental Impact Statement will be issued by 11/19/2010 • ASLB hearings are expected to begin in fourth quarter 2011

Wedgewire Screens Are Available at Indian Point

Wedgewire Screens vs. Cooling Towers


Wedgewire Screen

- *Would significantly reduce fish entrainment and impingement*
- *Bottom line – in operation no later than Apr. 2015 (first unit), Apr. 2017 (second unit)*


Cooling Towers

- *Air quality – probably "not permittable"*
- *Aesthetic – size / visible plume ~10% of time*
- *Zoning – Village of Buchanan not supportive*
- *Bottom line – in operation in 2029*

Implementation Timelines **Illustrative**

10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29
	Wedgewire Screens in operation no later than 2015 – 2017																		
							Cooling Towers in operation by 2029												

Cooling Towers Implementation Process (in months)

	1-18	18-54	54-81	81-129	129-153
~3 years probable litigation	Design installation	Permit towers (incl. 30 mos. litigation on zoning)	Permitting, pipeline construction	Blasting	Construction

Month 160 – Towers in operation after 6 month shakedown / startup

Indian Point Water-Related Proceedings Expected to Continue through 2011

Indian Point Water Intake / Discharge Proceedings
Projected Timeline of Milestones



4/6/09
1 year
4/2/10
4/30/10
7/20-21/10, 8/3/10
9/24/10 & 10/29/10
TBD
Early-11
Mid-11 or later
TBD
✓Indian Point WQC request to NYDEC; 12-month review period begins
✓Notice of Denial issued by NYDEC on WQC
✓Indian Point filed request for hearing on WQC denial
✓Pre-trial-type hearings held
✓Comment / reply comments on legal issues and party status
ALJ ruling on legal issues and party status
Draft of new U.S. EPA 316(b) rule *(estimated timing)*
SPDES hearings
WQC hearings
Likely to last 4-6 months
ALJ decision (subject to appeal)

New York Department of Environmental Conservation Water Quality Certification *in blue*
NYDEC State Pollutant Discharge Elimination System Permit *in yellow*
U.S. EPA Regulations under Clean Water Act *in green*

Ongoing Negotiations in Vermont toward Key Dates in First Half of 2011

Vermont Yankee Timeline of Key Events

3Q10	4Q10	1Q11	2Q11	3Q11	4Q11	1Q12
Primaries	Elections	Legislative session	Key date for substantial commitments		RFO	Legislative session License expires

Working to satisfactorily resolve major issues (e.g., PPA, decommissioning)

Certificate of Public Good / legislative authorization

NRC license renewal

Outstanding processes:

- ASLB denied New England Coalition's new contention on electrical cable aging management
- Supplement to Safety Evaluation Report

Indian Point Critical to New York State Reliability

New York Plants



Indian Point Retirement (NYISO 2010 Study)

- NYDEC's proposed BTA (Best Technology Available) policy is likely to create the greatest risk for... unacceptable reliability
- Reliability violations in 2016 if both units retired when their current licenses expire; impacts would include loss of power supply and transmission voltage support affecting the metro NY region
- Probability of an involuntary interruption of load that is ~4 to 33 times higher than the reliability standard in 2020

"Despite the 2010 RNA's finding that we can reasonably expect a reliable supply of electric energy for the foreseeable future, NY faces potential challenges including the need to carefully balance environmental policy objectives with the reliability requirements of the electric system." --**Steve G. Whitley,** *NYISO president & CEO*

New York Public Service Commission Meeting

"The value to New York of nuclear plants is threefold. It is environment. It is economic. And it is reliability."

--NYPSC Advisory Staff

ISO-New England – Vermont Yankee Required for Grid Stability



ISO-NE Forward Capacity Auction #4 (Jun. 2013 – May 2014): Denial of Vermont Yankee's Request to Withdraw from Auction
ISO-NE Press Release Aug. 30, 2010

"The studies completed so far have shown that with or without Vermont Yankee, the system in VT has reliability issues that must be addressed; without Vermont Yankee in service, those issues are more severe and could affect neighboring areas. The potential reliability issues could include thermal overloads on high-voltage transmission lines and voltage instability, either of which could damage equipment, compromise grid stability, or cause uncontrolled outages…

"These alternatives could include interim solutions such as emergency generation brought into VT temporarily, more expensive generation from outside VT, and demand-side resources. Long-term solutions would include transmission line upgrades as well as other possible solutions, such as private development of new generation, increased energy efficiency, and new sources of imported power. All these options will come at an additional cost…"

EWC Nuclear Markets and Contracts

EWC Nuclear Markets and Nearest Hub

2011; % of Total MW



MISO
$47 / MWh[1]
NYISO Zone A[2]
$35 / MWh
ISO-NE MASS Hub
$43 / MWh
$3.98 / kW-month
(Avg. 2011 FCA)
16
17
26
41
NYISO – ROS[2]
$0.91 / kW-month
(2011 Calendar Avg.)
NYISO Zone G[2]
$44 / MWh

[1] Palisades Contract Price

[2] NYISO Zones A&G are proxies for FitzPatrick and Indian Point which are physically located in Zones C and H, respectively; both plants are located in NYISO – ROS capacity market

Sources: NYISO

EWC Nuclear Energy Position[1]

2010E – 2015E; As of 10/21/2010 (except prices)



Price, $/MWh
% Sold
60
45
30
15
0
100%
75%
50%
25%
0%
10E
11E
12E
13E
14E
15E
% Sold
Market (LD) price (10/26/2010)
Contract price
Portfolio price

[1] Assumes successful license renewal at all plants

Source: NYMEX Clearport for market prices

Select Contract Terms

Palisades

- 15-year bundled capacity and energy contract expiring in 2022
- Carbon value sharing triggered by law creating a tradable attribute with market value
  - 100% thru 10th PPA anniversary
  - 50% thereafter for PPA duration

Vermont Yankee

- 510 MW life-of-unit bundled capacity and energy contract expiring in 2012
- License renewal value sharing provision for 10 years (2012 through 2022)
  - 50% of energy sales above $61/MWh, with annual strike price adjustments based on 3 indices

Indian Point 3 / FitzPatrick

- Annual NYPA value sharing payment not to exceed $72M thru 2014 based on MWh output up to 82% capacity factor

New York Zone A Market Prices and Heat Rates

NYISO Zone A
ATC Forward Prices ($/MWh)


80
70
60
50
40
30
20
2010
2011
2012
2013
2014
01/08
04/08
07/08
10/08
01/09
04/09
07/09
10/09
01/10
04/10
07/10
10/10

Source: NYMEX Clearport

NYISO Zone A
Implied Delivered Heat Rate (Btu/kWh)


9,000
8,000
7,000
6,000
5,000
4,000
2010
2011
2012
2013
2014
01/08
04/08
07/08
10/08
01/09
04/09
07/09
10/09
01/10
04/10
07/10
10/10

Source: NYMEX Clearport

New York Zone G Market Prices and Heat Rates

NYISO Zone G
ATC Forward Prices ($/MWh)


120
100
80
60
40
20
2010
2011
2012
2013
2014
01/08
04/08
07/08
10/08
01/09
04/09
07/09
10/09
01/10
04/10
07/10
10/10

Source: NYMEX Clearport

NYISO Zone G
Implied Delivered Heat Rate (Btu/kWh)


11,000
10,000
9,000
8,000
7,000
2010
2011
2012
2013
2014
01/08
04/08
07/08
10/08
01/09
04/09
07/09
10/09
01/10
04/10
07/10
10/1C

Source: NYMEX Clearport

New England Market Prices and Heat Rates

ISO-NE MASS Hub
ATC Forward Prices ($/MWh)



120
100
80
60
40
20
2010
2011
2012
2013
2014
01/08
04/08
07/08
10/08
01/09
04/09
07/09
10/09
01/10
04/10
07/10
10/10

Source: NYMEX Clearport

ISO-NE MASS Hub
Implied Delivered Heat Rate (Btu/kWh)



10,000
9,500
9,000
8,500
8,000
7,500
7,000
2010
2011
2012
2013
2014
01/08
04/08
07/08
10/08
01/09
04/09
07/09
10/09
01/10
04/10
07/10

Source: NYMEX Clearport

Accelerated Hedging Activity in Last 12 Months

Northeast Nuclear Fleet Forward Prices (Weighted by Capacity) ***Illustrative***

Oct. 2009 – Oct. 2010; ATC $/MWh



70
65
60
55
50
45
40
2011
2012
2013
2014
10/09
11/09
12/09
1/10
2/10
3/10
4/10
5/10
6/10
7/10
8/10
9/10
10/10

Source: NYMEX Clearport

EWC Nuclear Sold Forward Position at Oct. 2009 vs. Oct. 2010[1]

% of Planned Generation



100
80
60
40
20
0
63
95
As of 10/2009
25
As of 10/2010
76
2011
2012

Average Contract Price; $/MWh



80
60
40
20
0
LD Market 10/26/2009
LD Market 10/26/2010
56
53
54
50
2011
2012

[1] *Assumes successful license renewal at all plants*

Reducing Earnings at Risk for 2011 and 2012

Illustrative

Consolidated EPS
2011 Guidance Midpoint; % of Total


100%
80%
60%
40%
20%
0%
-20%
EWC
Price Risk
Utility
Largely Hedged (i.e., cost of service regulation)
Parent & Other

EWC Nuclear Hedging
2011E – 2015E; % (as of 10/21/2010)


100%
80%
60%
40%
20%
0%
Sold
Open
11E
12E
13E
14E
15E

EWC Nuclear Price Sensitivity
2011E – 2015E; @ $5/MWh price move; $/share[1]


0.60
0.45
0.30
0.15
0.00
Earnings at risk
11E
12E
13E
14E
15E

[1] Based on estimated 2010 average fully diluted shares outstanding of ~187M
[2] Assumes successful license renewal at all plants

Valuable Option in Period of Uncertainty

Heat Rate Upside Opportunities

Illustrative



NY State's
45x15 Clean Energy Goal
30% of energy from renewable resources by 2015 (~2,200 MW¹)
Reduce 2015 demand by 15% (~3,000 MW²)
$10 – $20/MWh Potential
Coal retirements
Less renewable development
National CO_2 legislation
1% demand growth above expectations
Lower energy efficiency gains
As Is
Create Options

¹ New renewable capacity needed to reach 2015 target; 75% assumed to come from wind and 25% from other type of resources
² Peak MW equivalent of new energy efficiency gains needed to reach 45x15 goal

Evaluating Growth Opportunities on an Ongoing Basis

Acquire / Develop Assets


Hydro
Nuclear
Other Fossil Assets
CCGTs / CTs

Growth of Services Business


Manage Construction
Operate
License Renewal
Decommission
Complete Life Cycle of Services

Speaking Out on Public Policy

Environmental Legislation / Regulation



RGGI Regional Greenhouse Gas Initiative
An Initiative of the Northeast & Mid-Atlantic States of the U.S.

Capacity Markets

NYISO NEW YORK INDEPENDENT SYSTEM OPERATOR
Building The Energy Markets Of Tomorrow...Today

ISO new england

Midwest ISO
Energizing the Heartland

Long-Term Financial Outlook – EWC

2014 EWC Nuclear Adjusted EBITDA[1] Sensitivities[2] ***Illustrative***
$M (pre-tax) – Prepared Oct. 2010

Heat Rate Expansion
0 – 1,500 Btu/kWh

CO_2 Legislation / Regulation
$0 – $30/ton

Capacity Prices
$0 – $4 kW/month

Gas Prices
-$2 – $2/MMBtu

EBITDA Expense
+$1/MWh


250
450
175
575
-575
-40

EWC Long-Term Outlook ***Illustrative***
Prepared Oct. 2010

Outlook: While current forward power prices would show a decline in the long-term financial outlook compared to 2010, EWC offers a valuable option for economic recovery and new environmental legislation and / or regulation

EWC Nuclear[2]
Energy Prices vs. Sold Forward Position
As of 10/21/2010 (except market price)


Price, $/MWh
% Sold
60
45
30
15
0
100%
75%
50%
25%
0%
10E
11E
12E
13E
14E
15E
% Sold
Contract price
Market (LD) price (10/26/2010)
Portfolio price

[1] *Adjusted EBITDA, a non-GAAP financial measure, is defined as earnings before interest, income taxes, depreciation and amortization and interest and dividend income, excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets*
[2] *Assumes successful license renewal at all plants*

Discussion Outline

Entergy Overview

Entergy Wholesale Commodities Valuable Option

Utility Growth Proposition

Financial Strategy

Financial Outlook

Utility – Pursuing Opportunities

Utility Highlights

- Operating diversity and various cost recovery mechanisms with presence in four states
- Successful recovery of costs associated with storms / hurricanes primarily through securitization
- Improving regulatory environment
  - Formula rate plans in Louisiana, New Orleans and Mississippi
  - Approved rate case in Arkansas with higher authorized ROE
  - Unopposed settlement in Texas rate case
- Strong operational track performance
- Productive investment outlook
- Traditionally generates strong, consistent cash flows; projected higher net income growth through 2014


Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Texas
Entergy New Orleans
Entergy Gulf States Louisiana

Operating Diversity and Regulatory Oversight

Electric Customer Breakdown
2009; % of MWh sales



Industrial 36%
Residential 34%
Commercial & Governmental 30%

Generation Portfolio
2009; % of MW owned and leased



Coal
10%
Nuclear
24%
Gas / Oil / Hydro 66%

Overview of Utility Operating Companies

Entergy Arkansas
- Electric utility
- 689,000 electric customers
- Authorized ROE:
  - 10.2% (up from 9.9%)
- Rate case settlement approved in Jun. 2010

Entergy Gulf States Louisiana
- Electric and gas utility
- 379,000 electric customers
- 92,000 gas customers
- Authorized ROE Range:
  - Electric 9.9 – 11.4%
  - Gas 10.0 – 11.0%
  - Formula Rate Plan (electric) and Rate Stabilization Plan (gas)

Entergy Louisiana
- Electric utility
- 663,000 electric customers
- Authorized ROE Range:
  - 9.45 – 11.05%
- Formula Rate Plan

Entergy Mississippi
- Electric utility
- 435,000 electric customers
- Authorized ROE Range:
  - 10.79 – 13.05% (per 2009 test year FRP filing)
- Formula Rate Plan

Entergy New Orleans
- Electric and gas utility
- 150,000 electric customers
- 96,000 gas customers
- Authorized ROE Range:
  - Electric 10.7 – 11.5%
  - Gas 10.25 – 11.25%
- Formula Rate Plan (electric and gas)

Entergy Texas
- Electric utility
- 403,000 electric customers
- Authorized ROE: 10.0%
- Ongoing rate case filed in Dec. 2009
  - Unopposed stipulation and settlement agreement filed in Aug. 2010 (10.125% ROE)

Five Regulatory Jurisdictions

Arkansas – APSC
- 3 Commissioners
- Appointed by Governor, including Chair
- 6-year terms, staggered

Louisiana – LPSC
- 5 Commissioners
- Elected, Chair selected by peers for 1-year term
- 6-year terms, staggered

Texas – PUCT
- 3 Commissioners
- Appointed by Governor, including Chair
- 6-year terms, staggered


Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy New Orleans
Entergy Texas
Entergy Gulf States Louisiana

Mississippi – MPSC
- 3 Commissioners
- Elected, Chair rotates every 1 – 2 years
- 4-year terms, concurrent

New Orleans – CCNO
- 7 Council members
- Elected, President selected by peers from two at-large seats
- 4-year terms, concurrent (2-term limit)

Formula Rate Plans —
Efficient and Effective Regulatory Constructs

Utilities' Regulatory Mechanisms
As of Sep. 2010; % of total rate base



EAI
10.2%
Authorized
ROE
Periodic
Rate
Cases
Formula
Rate Plans
In Effect[1]
ETI
10%
Authorized
ROE

Rate Case Comments

- ✓ **Entergy Arkansas**: last rate case approved Jun. 2010
- ✓ **Entergy Texas**: current rate case to be reviewed by PUCT on Nov. 10, 2010; transmission rider filing expected late 2010 or beginning of 2011; petitioned for rulemaking to allow for purchased power capacity rider in Sep. 2010

Electric Formula Rate Plans (FRP)

Co.	Authorized ROE	Incentives
EGSL	10.65% midpoint ROE and + / - 75 bp bandwidth	+ / - 60/40 customer / company sharing outside band; capacity provisions
ELL	10.25% midpoint ROE and + / - 80 bp bandwidth	+ / - 60/40 customer / company sharing outside band; capacity provisions
EMI	11.92% midpoint and 10.79 – 13.05% FRP ROE Range (per 2009 test year FRP filing)	No sharing; reset ROE / bandwidth based upon performance measure ratings
ENOI	11.1% midpoint ROE and + / - 40 bp bandwidth	No sharing; reset to midpoint for ROE above / below bandwidth; capacity provisions

[1] *Includes System Energy Resources monthly recovery mechanism*

Meaningful Progress in Arkansas and Texas

Jurisdiction	Current / Stipulated Agreement	Previous
Approved 6/23/2010 Arkansas 	• 10.2% authorized ROE • $63.7M rate increase • No write-offs • Effective July 2010 • Legislation authorizing storm reserve accounting and storm securitization	• 9.9% authorized ROE • $5.1M rate decrease • $70+M in rate case-driven write-offs • Storm cost recovery limited to $14.4M in rates • Effective August 2007
Filed 8/6/2010 Unopposed 11/10/2010 PUCT Review Texas 	• 10.125% authorized ROE • $59M in rates Aug. 15, 2010, add'l $9M in May 2011 • $3.55M disallowance for fuel and capacity; rate case amortization (2010); $18.6M rough production cost equalization credit • $2M in rates for decommissioning • $464M baseline set for future transmission rider filings	• 10.0% authorized ROE • $46.7M base rate increase with no provision for future capacity increases; effective Jan. 2009 • No provision for decommissioning in rates

Regional Economic Recovery Continues

Entergy's service territory didn't fall as hard as the rest of the nation

Entergy Regional GDP vs. U.S.

1Q 2008 – 4Q 2011E; % annualized



Forecast
ETR
U.S.
10
5
0
-5
-10
1Q08
1Q09
1Q10
1Q11

Source: U.S. Dept. of Commerce and Moody's Analytics

Utility sales trends point to regional economic recovery

Entergy Utility Weather-adjusted Sales Growth

1Q 2009 – 3Q 2010; %



11E = ~2%
(~1% w/o industrial expansion and cogen)
Resid. / Comm'l / Gov't
Industrial
20
10
0
-10
-20
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Recovery in manufacturing is moderating but likely will continue

ISM Manufacturing Report

1/2000 – 9/2010; index



Expanding Manufacturing
ISM
Expanding Economy
80
60
40
20
0
01/00
01/02
01/04
01/06
01/08
01/10

Source: Institute for Supply Management

Falling gas prices helped our customers (bills down 27% since summer 2008)

Average Entergy Total Customer Rate

3Q 2008 – 3Q 2010; $/MWh



106
Down 27%
77
150
100
50
0
3Q08
1Q09
3Q09
1Q10
3Q10

Improving Service and Managing Risks for Constructive Outcomes to All Stakeholders

Customer Service

Metrics; 2009 vs. 1998

Call Center Response Time	54%
Outage Frequency	51%
Outage Duration	24%
Regulatory Outage Complaints	80%
Number of Employee Accidents	82%

EEI EDISON ELECTRIC INSTITUTE

Every year since inception

Emergency Awards – Assistance and / or Response

14 awards, 1999 – 2010

TARGET ZERO ACCIDENTS

2009 Safest Year Ever

Risk Management

Storms

- ✓ $640M cash storm reserves approved (incl. $570M from securitization)
- ✓ $229.5M storm reserves accessed for hurricanes Gustav and Ike
- ✓ $2.4B securitization for actual storm restoration costs

Generation

- ✓ ~2,300 MW efficient, modern plants acquired

Regulatory

- ✓ Progressive regulation (e.g., formula rate plans, capacity and transmission riders)

Credit Ratings

- ✓ 23 Utility Operating Company credit ratings upgrades since 1998
- ✓ 6 downgrades (post-Hurricane Katrina bankruptcy for ENOI)

Financial Impact

Average Residential Base Rate
Last 12 Months; $/kWh

Sep. 98	Sep. 10
0.0492	0.0513

0.3% CAGR

Operational Net Income
1998 vs. 2009; $M



Weather
As-reported
505
692[1]
1998
2009

Operational Return on Equity
1998 vs. 2009; %



Weather
As-reported
9.8
10.1[1]
1998
2009

[1]2009 includes weather effect of $(0.01)/sh

Productive Infrastructure and Service Investment Opportunities

Generation

- **Gas-Fired Capacity**
  Acquire or contract merchant capacity built over the past decade
- **Potential Self-Build Options**
  Construct and / or repower generating facilities on existing Entergy utility sites
- **Potential Nuclear Capacity**
  Preserve option to build new units at Grand Gulf and River Bend sites

Transmission

- Transmission for new resources
- NERC Transmission Planning (TPL) rule changes
- Smart Grid / infrastructure requirements / renewables

Utility Investing Capital – Preliminary
2011E – 2013E; % of Total – Prepared Oct. 2010



$3.6B
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2011E – 2013E
Potential Portfolio Transformation (incl. Acadia acquisition, Grand Gulf uprate, three resources identified in Summer 2009 RFP including Ninemile self-build option)
Generation – Existing Fleet (incl. Waterford 3 steam generator)
Environmental
Transmission
Other

For Example, Acquisitions That Make Sense

Long-Term Resource Requirements

2009 Strategic Resource Plan Refresh (Sep. 2010); GW


9
6
3
0
Incl. previous resource additions, contract expirations
Considers effects of DSM and potential system agreement changes
2010 Long-Term Capacity Need
10-Year Load Growth
10-Year Deactivations (Anticipated)
2020 Long-Term Capacity Need

Summer 2009 Long-Term RFP

- Selected 5 resources
  - 4 acquisitions totaling ~2,800 MW, including the Ninemile self build option

    Subsequent to RFP selections, 1 of the selected acquisition proposals was withdrawn by the bidder
  - 1 PPA proposal ~500 MW
- Targeting definitive agreements in early 2011

Regulatory Recovery

- Acquisitions: Perryville, Attala, Calcasieu, Ouachita, Acadia (pending): pre-approved as condition to close; recovered in rates via FRP, rider, fuel
- Little Gypsy: project in long-term suspension; quarterly monitoring process proved to be a model framework for long-lead, large capital projects
- New Nuclear: supported by LPSC General Order and Mississippi legislation

Potential Alternative Financing Options

- Latent equity
- Securitization (2010 legislation could apply to Little Gypsy)
- On-sheet debt
- Non-recourse / off-sheet credit
- 3rd party equity

Transcription Evolution

★ FERC Order 2000

1996 – 2001	2001	2001 – 2003	2003	2004 – 2009	2009
Go West Transco with SPP	FERC denies formation of SPP / ITC	*Go East* SETrans	SETrans **suspended** *Lack of retail regulator support*	*Stay in Place* ICT	Proposed elimination of "note b" / Entergy Regional State Committee (E-RSC)

LPSC: "Not in the public interest"

ERCOT Interconnect

Legislation passed requiring ETI to withdraw its Transition to Competition plan

Utility (~22 GW)

›$1.25B transmission investment (2004 – 2008)

Evaluating Transmission Options as ICT Expiration Approaches


AR
MS
TX
LA
NO

Entergy Regional State Committee (E-RSC)

- Similar to SPP's RSC
- Five members – one from each jurisdiction; each member has one equal vote
- Bylaws require unanimous vote on policy issues

Possible Transmission Options


SPP RTO
Analysis funded by FERC
Midwest ISO RTO
Options
Analysis funded by Entergy
Modified ICT

Current Independent Coordinator of Transmission arrangement expires in Nov. 2010; Filings with FERC in Sep. / Oct. 2010 for interim extension of the ICT arrangement (with modifications) up to a maximum of two years, until final SPP / MISO / M-ICT decision is made

Parallel Review of System Agreement and ICT / RTO Alternatives through 2011



Projected Significant Milestones
2010
2011
2012
2013 – 2015
ICT / RTO
System Agreement
Sep. / Oct. FERC filings on interim ICT extension
Nov. 17 Expiration of initial term of ICT arrangement
Sep. 30 – 1Q 2011 Charles River Assoc. cost-benefit studies on SPP RTO and Midwest ISO
Sep. 16 Provided initial draft of Successor Arrangements, CODA (Commitment, Operations and Dispatch Agreement)
Apr. 22 EAI filing due on recommendations for post System Agreement at APSC
Oct. 7 Procedural schedule leads to an APSC order resolving all issues in Docket 10-011-U
Nov. 2012 Expiration of extension of ICT arrangement
Dec. 2013 EAI System Agreement exit effective
Nov. 2015 EMI System Agreement exit effective

Long-Term Financial Outlook – Utility

Illustrative

2014 Utility Earnings Sensitivities
$/share (after-tax) – Prepared Oct. 2010



Retail Sales Growth
1% GWh growth
0.14
Investment
$100M / year in Service
0.03
Allowed ROE
1% Increase
0.43
Non-Fuel O&M
1% Increase
(0.07)
Debt
$100M Increase
(0.02)

Illustrative

2014 Utility Net Income Outlook
One Path for Growth (2009 base); %

Outlook: 6 to 8% Net Income Growth 2010 through 2014 (2009 base)[1]



4.0
6.2
(3.2)
7.0
1.25% Sales Growth
$900M/yr Invest-ment in Service
2.0% O&M Growth
Earnings Growth Outlook

[1] *Prepared Oct. 2010*

Discussion Outline

Entergy Overview

Entergy Wholesale Commodities Valuable Option

Utility Growth Proposition

Financial Strategy

Financial Outlook

Evaluating Options for Parent Debt Due over Next Few Years

Parent Debt
2007 – 2009; $B



4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Due 2012
Due 2011
Due 2010
07
08
09
Permanent Debt
Equity Units
Revolver

Parent Financing Options

- Note Issuance
- Revolver
  - Renew at maturity
  - Renew prior to maturity

Entergy Corp. Notes Issuance

- Issued 9/16/2010
- $550M @3.625% coupon due in 5 years
- $450M @5.125% coupon due in 10 years
- No capitalization or interest coverage covenants
- Coupon Step up provision
  - +25 bps per notch below BBB- / Baa3 per agency (2% max)

Refinancing Opportunities for the Utility's Flexible Debt Portfolio

Treasury Yield Curve
%


6
5
4
3
2
1
0
1
2
3
5
7
10
20
30
Years
Current
@ 10/26/2009
@ 1/4/2010
@ 10/25/2010

Utility Operating Companies' Debt
As of 6/30/2010; $B


0.9
2.0
Callable @ Par,
Avg. Rate ~5.9%
5.8
Retired / To Be Retired
Since 9/1/2010

Completed $930 Million Economic Refinancings Since September 1st

Utility Operating Company Refinancing Activity
Since 9/1/2010; $M


1,000
900
800
700
600
500
400
300
200
100
0
955.7[1]
Entergy Arkansas
5.75%
4.41%
5.00%
Coupon rates
3.95%
Entergy Gulf States Louisiana
4.68%
4.44%
Entergy Louisiana
9/24
10/1
10/5
10/8
Total

[1] Includes $25M of "New Money"

Summary Statistics

Average Rate Retired	5.6%
Average Rate Issued	4.7%
Annual Interest Savings (pre-tax)	~$8.5M

Robust Credit Profile

Debt to Capital, excluding Securitization Debt
2005 – 3Q 2010; %


80
60
40
20
0
Debt to capital
53
52
57
59
56
55
55
56
05[1]
06[1]
07
08
09
1Q10
2Q10
3Q10

Operating Cash Flow
Last Twelve Months 2005 – 3Q 2010; $B


5
4
3
2
1
0
1.5
3.4
2.6
3.3
2.9
3.2
3.4
4.1
05[1]
06[1]
07
08
09
1Q10
2Q10
3Q10

Gross Liquidity
(Cash and Cash Equivalents + Revolver Capacity)
2005 – 3Q 2010; $B


5
4
3
2
1
0
3.1
3.8
3.0
2.6
3.2
3.1
2.7
4.1
05[1]
06[1]
07
08
09
1Q10
2Q10
3Q10

Cash Flow Interest Coverage
Last Twelve Months 2005 – 3Q 2010; # times


10
8
6
4
2
0
4.0
7.2
5.0
6.5
6.1
6.3
6.6
8.0
05[1]
06[1]
07
08
09
1Q10
2Q10
3Q10

[1] 2005 and 2006 reflect deconsolidation of Entergy New Orleans, Inc.

Strong Liquidity Position

Current Liquidity Position
As of Sep. 30, 2010 (unless otherwise noted); $M

Company	Type	Maturity	Capacity	Available
Entergy Corporation (HoldCo)	Revolver	Aug. 2012	$3,472	$1,672
Entergy Arkansas, Inc.	Revolver	Apr. 2011	75	75
Entergy Gulf States Louisiana, L.L.C.	Revolver	Aug. 2012	100	100
Entergy Louisiana, LLC	Revolver	Aug. 2012	200	200
Entergy Mississippi, Inc.	Revolver	May 2011	35	35
Entergy Mississippi, Inc.	Revolver	May 2011	25	25
Entergy Mississippi, Inc.	Revolver	May 2011	10	10
Entergy Texas, Inc.	Revolver	Aug. 2012	100	100
Total			$4,017	$2,216
Cash			-	1,931
Cash – Restricted Storm Reserves Entergy Gulf States Louisiana, L.L.C. Entergy Louisiana, LLC Entergy Mississippi, Inc. Entergy New Orleans, Inc.	Storm Reserves			 90 201 32 4
Total, including storm reserves			$4,017	$4,475

Totals may not foot due to rounding

Current Credit Ratings

Entergy's Organizational Structure and Corporate Credit Ratings[1]
(all ratings are stable); As of Oct. 2010


Entergy
2011 Guidance Midpoint[2] = $6.60
BBB / Baa3
Utility
2011 EPS Guidance Midpoint = $4.70
Entergy Wholesale Commodities
2011 EPS Guidance Midpoint = $2.60
Entergy Arkansas, Inc. (EAI)
BBB / Baa2
Entergy Louisiana, LLC (ELL)
BBB / Baa2
Entergy New Orleans, Inc. (ENOI)
BBB- / Ba2
System Energy Resources, Inc. (SERI)
BBB / NA
Entergy Gulf States Louisiana, L.L.C. (EGSL)
BBB / Baa2
Entergy Mississippi, Inc. (EMI)
BBB / Baa3
Entergy Texas, Inc. (ETI)
BBB / Ba1
Non-Utility Nuclear
6 non-utility nuclear units owned at 5 sites (4,998 MW)
1 nuclear plant managed (800 MW)
Non-Nuclear Wholesale Assets
~1,350 MW[3] non-nuclear wholesale assets capacity owned

[1] *Chart reflects organizational structure of businesses, and not necessarily the legal structure*
[2] *Parent & Other 2011 EPS Guidance Midpoint = $(0.70)*
[3] *Includes 335 MW for the owned share of the Harrison County plant, for which a sale agreement has been signed; transaction targeted to close by end of 2010 subject to obtaining necessary approvals*

Discussion Outline

Entergy Overview

Entergy Wholesale Commodities Valuable Option

Utility Growth Proposition

Financial Strategy

Financial Outlook

2011 Earnings Guidance

As-Reported and Operational EPS

2011E Guidance; $/sh (after-tax) – Prepared Oct. 2010



6.60 Midpoint
6.35 – 6.85 Range
6.95
(0.55)
0.45
0.20
(0.10)
0.10
0.15
0.20
(0.35)
(0.05)
(0.10)
0.05
(0.10)
(0.10)
(0.10)
(0.05)
6.60
Utility
Entergy Wholesale Commodities
Parent & Other
10E Adjusted Starting Point
Weather
Net Revenue
O&M
Dep. Exp.
Other Income
Income Taxes
Accr./Other
Net Revenue
Dep. Exp.
Income Taxes
Accr./Other
O&M
Interest Expense
Pref. Div.
Accr./Other
11E Operational Guidance

As-Reported
6.50 – 6.55 Adjusted Starting Point
5.95 – 6.80 Range

As-Reported
6.60 Midpoint
6.35 – 6.85 Range

Investment Above Depreciation to Meet Existing Needs at the Utility

Projected Capital Expenditures
2011E – 2013E; $B


Preliminary Maintenance Capital
Preliminary Investing Capital
Utility
2.7
3.6
6.3
EWC
0.3
0.8
1.1
Total
7.4

Investing Capital – Preliminary
2011E – 2013E; % of Total


3.6
100
80
60
40
20
0
Potential Portfolio Transformation
Generation (Existing Fleet)
Environmental
Transmission
Other
0.8
Dry Cask Storage / License Renewal
Component Replacements / Identified Repairs
NYPA Value Sharing
Independent Safety Evaluation
Other (incl. Wedgewire Screens)
7.4
6.3
Utility
EWC
1.1

Investing and Returning Capital – Outlook Includes No Traditional Equity Issuances

Illustrative

2014 Corporate Earnings Sensitivities
$/share (after-tax) – Prepared Oct. 2010

Interest Rate
1% increase on $1B debt


(0.03)

Effective Tax Rates
1% change in overall rate


0.09
(0.09)

Share Repurchases
(share accretion effect only)
$500M


0.20 – 0.25

Illustrative

Current Five-year Financial Outlook
Cash Sources and Uses
$B

Outlook: To deploy up to $4 - $5B through dividends and share repurchases (2010-14)
(absent other attractive investment opportunities)[1]


Available for:
-Return to shareholders (dividends, share repurchases)
-Growth investments
OCF/Cash
Investment
NetDebt
Available

[1] *Prepared Oct. 2010*

Strategic Considerations

Entergy's Business Model

	Operational Excellence		Portfolio Management
	Enhance the Value of What You Have	Invest in the Business	Efficient Risk Management
Utility	Implement constructive regulatory strategies; Resolve System Agreement and transmission structure	Acquire generation capacity (new build, acquisition, PPAs); Transmission	Maintain financial flexibility Regulatory compact supports need for investment grade credit
EWC	Renew licenses Sell output under comprehensive hedging plan	Acquire assets Execute contracts	Efficient financing Market determines structure and optimal credit
Entergy	Execute overall business strategy	Execute other capital deployment / divestiture opportunities	Support subsidiary credit Optimize portfolio Allocate capital at risk Return capital to owners

Overarching Financial Outlook – Top-Quartile Total Shareholder Return

Current Long-term Financial Outlook
Prepared Oct. 2010

Overarching:
Top-Quartile Total Shareholder Return



Utility Income Growth
EWC "Option"
Entergy
Balanced Capital Investment / Return Program
Strong Liquidity and Solid Credit Metrics

Absent other attractive investment opportunities, as much as $4 – $5B available for dividends and / or share repurchases from 2010 – 2014 at current market conditions

Earnings Outlook

- ✓ *Utility*: 6 – 8% compound annual net income growth from 2010 through 2014 (2009 base)
- ✓ *Entergy Wholesale Commodities*: Declining Adjusted EBITDA[1] at current forward prices (compared to 2010) + option on economic recovery and new environmental legislation / regulation
- ✓ *Corporate*: Results will vary due to factors such as interest and effective income tax rate and share repurchases

[1] *Adjusted EBITDA, a non-GAAP financial measure, is defined as earnings before interest, income taxes, depreciation and amortization and interest and dividend income, excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets*

Can We Repeat This in the Next 10 Years?

May 22, 1998
Stock Price $23.44
Market Cap $5.8B

Returned	1998 – 2009
$4.3 billion	Share repurchases (net)
$4.9 billion	Dividends paid
Market Cap	
$15.5 billion	Stock value, Dec. 31, 2009
$24.7 billion	Total

Contributors to Financial Performance

- Business strategy
  - Sale of London Electricity and CitiPower
  - Nuclear plant acquisitions
- POV-based transactions
  - Energy-Koch JV (investment and sale)

Summary

- Strong operating performance at both Utility and Entergy Wholesale Commodities (EWC)
- Utility
  - Stable operating cash flow from highly regulated utilities in four states with various operating characteristics and cost recovery mechanisms
  - Continued focus on improving regulatory environment
  - Long-term outlook for net income growth through 2014
- EWC, which includes non-utility nuclear
  - Portfolio of safe, secure and vital non-utility nuclear plants
  - Clean assets positioned to benefit from economic recovery and potential new environmental legislation / regulation
- Investment grade credit profile supported by solid cash flow and liquidity
- Long-term financial outlook supports investments and capital return opportunities

Appendix



Step In Time...
Step back in time at the newly renovated, historic Roosevelt Hotel where the meetings will take place and accommodations will be housed.
Entergy
Step into the future with Entergy's management team as we discuss the prospects and opportunities the future holds.
Step in time with music at the 2011 New Orleans Jazz & Heritage Festival. Entergy will provide transportation and entrance to this world-renowned event.
2011 ENTERGY ANALYST CONFERENCE
NEW ORLEANS, LA
APRIL 28-29, 2011



2011 Entergy Analyst Conference
Thursday, April 28
Social Event
7:00 p.m.
Friday, April 29
Business Session
7:30 a.m. to Noon
Management Q&A Sessions
1:00 to 2:00 p.m.
Ground Transportation to Jazz Fest Site Departs
2:30 to 4:30 p.m.
Logistics Information:
Please do not contact the hotel. Arrangements can be made through Entergy's event planner, Paula Mora, (504) 576-4104 or via email at pmora@entergy.com.
For general information, please contact Paula Waters (504) 576-4380 or via email at pwater1@entergy.com.

Appendix
Reg G Reconciliations

Table 1: EPS Contribution by Business
Reconciliation of GAAP to Non-GAAP Measures
1999 – 2009
(Per share in U.S. $)

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
AS-REPORTED											
Utility/Parent/Other	1.89	2.51	2.19	2.40	1.93	2.86	2.82	3.97	2.67	2.22	2.88
Competitive Businesses											
Entergy Nuclear	0.06	0.22	0.57	0.88	1.30	1.06	1.32	1.46	2.66	3.97	3.22
Energy Commodity Services											
Non-Nuclear Wholesale Assets	0.30	0.24	–	(1.22)	(0.10)	0.23	0.05	(0.07)	0.27	0.01	0.20
Entergy-Koch Trading	–	–	0.34	0.36	0.80	(0.35)	–	–	–	–	–
Gulf South Pipeline	–	–	0.13	0.22	0.08	0.13	–	–	–	–	–
Total Energy Commodity Services	0.30	0.24	0.47	(0.64)	0.78	0.01	0.05	(0.07)	0.27	0.01	0.20
Total Competitive Businesses	0.36	0.46	1.04	0.24	2.08	1.07	1.37	1.39	2.93	3.98	3.42
CONSOLIDATED AS-REPORTED EARNINGS	2.25	2.97	3.23	2.64	4.01	3.93	4.19	5.36	5.60	6.20	6.30
LESS SPECIAL ITEMS											
Utility/Parent/Other	(0.18)	(0.21)	(0.09)	–	(0.69)	0.07	(0.21)	0.77	(0.07)	(0.21)	(0.14)
Competitive Businesses											
Entergy Nuclear	–	–	–	–	0.45	–	–	–	(0.09)	(0.10)	(0.23)
Energy Commodity Services											
Non-Nuclear Wholesale Assets	0.26	0.06	0.09	(1.17)	–	0.28	–	(0.13)	–	–	–
Entergy-Koch Trading	–	–	–	–	–	(0.35)	–	–	–	–	–
Gulf South Pipeline	–	–	–	–	–	0.13	–	–	–	–	–
Total Energy Commodity Services	0.26	0.06	0.09	(1.17)	–	0.06	–	(0.13)	–	–	–
Total Competitive Businesses	0.26	0.06	0.09	(1.17)	0.45	0.06	–	(0.13)	(0.09)	(0.10)	(0.23)
TOTAL SPECIAL ITEMS	0.08	(0.15)	–	(1.17)	(0.24)	0.13	(0.21)	0.64	(0.16)	(0.31)	(0.37)
OPERATIONAL											
Utility/Parent/Other	2.07	2.72	2.28	2.40	2.62	2.79	3.03	3.20	2.74	2.43	3.02
Competitive Businesses											
Entergy Nuclear	0.06	0.22	0.57	0.88	0.85	1.06	1.32	1.46	2.75	4.07	3.45
Energy Commodity Services											
Non-Nuclear Wholesale Assets	0.04	0.18	(0.09)	(0.05)	(0.10)	(0.05)	0.05	0.06	0.27	0.01	0.20
Entergy-Koch Trading	–	–	0.34	0.36	0.80	–	–	–	–	–	–
Gulf South Pipeline	–	–	0.13	0.22	0.08	–	–	–	–	–	–
Total Energy Commodity Services	0.04	0.18	0.38	0.53	0.78	(0.05)	0.05	0.06	0.27	0.01	0.20
Total Competitive Businesses	0.10	0.40	0.95	1.41	1.63	1.01	1.37	1.52	3.02	4.08	3.65
CONSOLIDATED OPERATIONAL EARNINGS	2.17	3.12	3.23	3.81	4.25	3.80	4.40	4.72	5.76	6.51	6.67

Appendix
Reg G Reconciliations

Table 2: Consolidated Annual Special Items
Reconciliation of GAAP to Non-GAAP Measures
1999 – 2009
(Per share in U.S. $)

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
UTILITY/PARENT/OTHER SPECIAL ITEMS											
Dilution effect - unsuccessful remarketing	–	–	–	–	–	–	–	–	–	0.07	–
Non-utility nuclear spin-off expenses	–	–	–	–	–	–	–	–	–	(0.28)	(0.14)
Nuclear alignment	–	–	–	–	–	–	–	–	(0.07)	–	–
ENOI results	–	–	–	–	–	–	–	0.02	–	–	–
Entergy-Koch, LP gain	–	–	–	–	–	–	–	0.26	–	–	–
Restructuring - Entergy-Koch, LP distribution	–	–	–	–	–	–	–	0.49	–	–	–
Retail business impairment reserve	–	–	–	–	–	–	(0.12)	–	–	–	–
Retail business discontinued operations	–	–	–	–	–	–	(0.09)	–	–	–	–
Tax benefits – Entergy-Koch investment	–	–	–	–	–	0.07	–	–	–	–	–
River Bend loss provision	–	–	–	–	(0.29)	–	–	–	–	–	–
SFAS 143 implementation	–	–	–	–	(0.09)	–	–	–	–	–	–
Voluntary severance plan	–	–	–	–	(0.31)	–	–	–	–	–	–
Merger expenses	–	–	(0.06)	–	–	–	–	–	–	–	–
Regulatory and reserve adjustments	(0.27)	(0.09)	–	–	–	–	–	–	–	–	–
Write-down of MyHomeKey investment	–	–	(0.03)	–	–	–	–	–	–	–	–
Write-down of Latin American assets	–	(0.12)	–	–	–	–	–	–	–	–	–
Change in unbilled revenue estimate	0.13	–	–	–	–	–	–	–	–	–	–
Depreciation adjustment	0.04	–	–	–	–	–	–	–	–	–	–
SERI refund adjustment	(0.08)	–	–	–	–	–	–	–	–	–	–
Total	(0.18)	(0.21)	(0.09)	–	(0.69)	0.07	(0.21)	0.77	(0.07)	(0.21)	(0.14)
COMPETITIVE BUSINESSES SPECIAL ITEMS											
Entergy Nuclear											
Dilution effect - unsuccessful remarketing	–	–	–	–	–	–	–	–	–	(0.10)	–
Non-utility nuclear spin-off dis-synergies	–	–	–	–	–	–	–	–	–	–	(0.23)
Nuclear alignment	–	–	–	–	–	–	–	–	(0.09)	–	–
SFAS 143 implementation	–	–	–	–	0.67	–	–	–	–	–	–
Voluntary severance plan	–	–	–	–	(0.22)	–	–	–	–	–	–
Energy Commodity Services											
Non-Nuclear Wholesale Assets write-off of tax capital losses	–	–	–	–	–	–	–	(0.13)	–	–	–
Entergy-Koch Trading earnings	–	–	–	–	–	(0.35)	–	–	–	–	–
Gulf South Pipeline earnings	–	–	–	–	–	0.13	–	–	–	–	–
Tax benefits on restructuring	–	–	–	–	–	0.41	–	–	–	–	–
Asset impairment reserve	–	–	–	–	–	(0.16)	–	–	–	–	–
Reduction in asset sale reserves	–	–	–	–	–	0.02	–	–	–	–	–
Gain (loss) on disposition of assets	0.27	0.06	0.01	0.23	–	–	–	–	–	–	–
Asset and contract impairments	–	–	–	(0.82)	–	–	–	–	–	–	–
Turbine commitment	–	–	–	(0.52)	–	–	–	–	–	–	–
Development costs	–	–	–	(0.09)	–	–	–	–	–	–	–
Restructuring costs	–	–	(0.02)	(0.17)	–	–	–	–	–	–	–
Damhead Creek mark-to-market gas contract	–	–	0.10	–	–	–	–	–	–	–	–
Write-off of start-up costs per new accounting standard	(0.01)	–	–	–	–	–	–	–	–	–	–
Total	0.26	0.06	0.09	(1.17)	0.45	0.06	-	(0.13)	(0.09)	(0.10)	(0.23)
TOTAL SPECIAL ITEMS	0.08	(0.15)	–	(1.17)	(0.24)	0.13	(0.21)	0.64	(0.16)	(0.31)	(0.37)

Appendix
Reg G Reconciliations

Table 3: Consolidated EPS
Reconciliation of GAAP to Non-GAAP Measures
2010E Guidance Range – Prepared October 2009[1] and Updated April 2010[2]
2011E Guidance Range – Prepared October 2010

(Per share in U.S. $)		2010E Adjusted Starting Point	2010E Guidance Range	2011E Guidance Range
As-Reported	(a)	6.50 – 6.55	5.95 – 6.80	6.35 – 6.85
Less Special Items				
Non-utility nuclear spin-off expenses[3]		(0.45) – (0.40)	(0.45) – (0.40)	-
Total Special Items	(b)	(0.45) – (0.40)	(0.45) – (0.40)	-
Operational	(a)-(b)	6.95	6.40 – 7.20	6.35 – 6.85

[1] *Updated February 2010 to reflect 2009 final results*

[2] *As-Reported updated April 2010 to reflect the special item for the potential charge for the business unwind of Enexus Energy Corporation and EquaGen LLC*

[3] *Includes non-utility nuclear spin-off dis-synergies and expenses for outside services to pursue the previously planned spin-off and the charge in connection with the business unwind of Enexus Energy Corporation and EquaGen LLC in 2010*

Appendix
Reg G Reconciliations

Table 4 - Debt to Capital, Excluding Securitization Debt; Gross Liquidity
Reconciliation of GAAP to Non-GAAP Financial Measures
($ in millions)

	05	06	07	08	09	1Q10	2Q10	3Q10
Gross debt (A)	9,288	9,356	11,123	12,279	12,014	12,152	11,858	12,247
Less securitization debt (B)	-	-	330	310	838	838	829	940
Gross debt, excluding securitization debt (C)	9,288	9,356	10,793	11,969	11,176	11,314	11,028	11,307
Less cash and cash equivalents (D)	583	1,016	1,254	1,920	1,710	1,657	1,336	1,931
Net debt, excluding securitization debt (E)	8,705	8,340	9,539	10,049	9,466	9,657	9,692	9,376
Total capitalization (F)	17,477	17,399	19,297	20,557	20,939	21,322	20,935	21,290
Less securitization debt (B)	-	-	330	310	838	838	829	940
Total capitalization, excluding securitization debt (G)	17,477	17,399	18,967	20,247	20,101	20,484	20,106	20,350
Less cash and cash equivalents (D)	583	1,016	1,254	1,920	1,710	1,657	1,336	1,931
Net capital, excluding securitization debt (H)	16,894	16,383	17,713	18,327	18,391	18,827	18,770	18,419
Debt to capital ratio % (A/F)	53.1	52.3	57.6	59.7	57.4	57.0	56.6	57.5
Debt to capital ratio, excluding securitization debt % (C/G)	53.1	52.3	56.9	59.1	55.6	55.2	54.8	55.6
Net debt to net capital ratio, excluding securitization debt % (E/H)	51.5	49.4	53.9	54.8	51.5	51.3	51.6	50.9
Off-balance sheet liabilities (I)	778	665	658	574	646	644	641	638
Net debt to net capital ratio including off-balance sheet liabilities, excluding securitization debt % (E+I)/(H+I)	53.7	51.3	55.5	56.2	53.1	52.9	53.2	52.5
Revolver capacity (J)	2,545	2,770	1,730	645	1,464	1,417	1,338	2,216
Gross liquidity (D+J)	3,128	3,786	2,984	2,565	3,174	3,074	2,674	4,147

Appendix
Reg G Reconciliations

Table 5: Utility Net Income; Return on Average Common Equity
Reconciliation of GAAP to Non-GAAP Measures

1998 and 2005
($ millions)

		1998	2005
As-Reported Net Income	(a)	481.9	691.6
Less Special Items			
EGSI-TX regulatory reserve		(36.3)	-
EGSI-LA fuel review reserve		(9.6)	-
EGSI-LA earnings review reserve		(51.3)	-
Total Special Items	(b)	(97.2)	-
Operational Net Income	(a)-(b)	579.1	691.6
Weather effect	(c)	73.9	(1.9)
Net Operational Net Income	(d)	505.2	693.5
Average Common Equity	(e)	5,172.7	6,828.0
ROE - As-Reported	(a)/(e)	9.3%	10.1%
ROE - Operational	((a)-(b))/(e)	11.2%	10.1%
Weather effect		1.4%	0.0%
Net ROE - Operational		9.8%	10.1%

Certain prior year data has been reclassified to conform with current year presentation.